Net earnings (loss) per share	12 Months Ended
Dec. 31, 2018
Statements Line Items
Net earnings (loss) per share [Text Block]

26.                 Net loss per share

	2018	2017
	$	$

Net loss attributable to Osisko Gold Royalties Ltd’s shareholders	(105,587)	(42,501)

Basic weighted average number of common shares outstanding (in thousands)	156,617	127,939
Dilutive effect of share options	-	-
Dilutive effect of warrants	-	-
Dilutive effect of convertible debentures	-	-

Diluted weighted average number of common shares	156,617	127,939

Net loss per share attributable to Osisko Gold Royalties Ltd’s shareholders
Basic	(0.67)	(0.33)
Diluted	(0.67)	(0.33)

As a result of the net loss for the years ended December 31, 2018 and 2017, all potentially dilutive common shares are deemed to be antidilutive and thus diluted net loss per share is equal to the basic net loss per share.